Exhibit 10.1(b)

REGISTRATION RIGHTS AGREEMENT JOINDER

Virgin Investments Limited, a company limited by shares under the laws of the British Virgin Islands (“VIL”), and Fifteenth Investment Company LLC, a limited liability company established under the laws of the Emirate of Abu Dhabi (“Fifteenth”), are executing and delivering this joinder (this “Joinder”) pursuant to the Amended and Restated Registration Rights Agreement, dated as of December 29, 2021 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Virgin Orbit Holdings, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.

By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, each of VIL and Fifteenth hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a VO Holder and each of VIL and Fifteenth hereby agrees to become a party to, be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if each of VIL and Fifteenth were an original signatory to the Registration Rights Agreement, and each of VIL and Fifteenth’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. The parties hereby agree that any reference to a VO Holder in the Registration Rights Agreement after the date hereof shall include both VIL and Fifteenth and any references to a Holder in the Registration Rights Agreement after the date hereof shall include VIL and Fifteenth as memorialized by this Joinder.

Pursuant to Section 2.1.4 of the Registration Rights Agreement, the VO Holders may collectively demand, in the aggregate, not more than four (4) Underwritten Shelf Takedowns in any twelve (12) month period. The parties hereby agree that VIL and Fifteenth may each demand not more than two (2) Underwritten Shelf Takedowns in any twelve (12) month period.

[Signature Pages Follow]

Accordingly, the undersigned has executed and delivered this Joinder as of the 29th day of December,2021

Virgin Investments Limited

By:	/s/ James Cahillane
Name:	James Cahillane
Its:	Authorized Signatory

Address:

Virgin Investments Limited
Craigmuir Chambers
PO Box 71
Road Town, Tortola, VG 1110
British Virgin Islands

with copy to:
Virgin Management USA, Inc.
65 Bleecker Street, 6th Floor
New York, NY 10012

[Signature page to Joinder]

Accordingly, the undersigned has executed and delivered this Joinder as of the 29th day of December, 2021.

Virgin Investments Limited

By:
Name:
Its:

Address:

Virgin Investments Limited
Craigmuir Chambers
PO Box 71
Road Town, Tortola, VG 1110
British Virgin Islands

with copy to:
Virgin Management USA, Inc.
65 Bleecker Street, 6th Floor
New York, NY 10012

Fifteenth Investment Company LLC

By:	/s/ Andre Namphy
Name:	Andre Namphy
Its:	Authorised Signatory

Address:

Fifteenth Investment Company LLC
Mamoura A, Muroor Street, Abu Dhabi
United Arab Emirates, PO Box 45005

Attention: Andre Namphy

[Signature page to Joinder]

Agreed and Accepted as of

December 29, 2021

Virgin Orbit Holdings, Inc.

By:	/s/ Dan Hart
Name:	Dan Hart
Its:	Chief Executive Officer

[Signature page to Joinder]